UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2020

Washington Prime Group Inc.

Washington Prime Group, L.P.

(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-205859	46-4323686 46-4674640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Security	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Washington Prime Group L.P. (the “Operating Partnership”), the majority-owned subsidiary of Washington Prime Group Inc. (the “Company”), is party to the Amended and Restated Revolving Credit and Term Loan Agreement, dated January 22, 2018 (the “Revolver”) which provides for a total capacity under the Revolver of $650 million. A copy of the Revolver is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated January 22, 2018. The material terms of the Revolver are also described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

On April 14, 2020, the Operating Partnership completed a draw under the Revolver totaling $120 million to increase liquidity and preserve financial flexibility in light of the current uncertainty surrounding the impact of the COVID-19 global pandemic, in addition to a $10 million draw on March 31, 2020. Following this draw, the Revolver will have a total balance outstanding of $647 million.

ITEM 8.01 Other Events.

The Company also announced that it is suspending dividend (or dividend equivalent) payments on the Company’s common shares, restricted stock units and the Operating Partnership’s operating partnership units throughout the remainder of 2020 with a potential true-up of the fourth quarter 2020 dividend payment in order to address the Company’s REIT taxable income distribution requirements. The Company’s Board of Directors approved this action in a special meeting held on April 14, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press Release dated April 15, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2020 Washington Prime Group Inc. (Registrant) By: /s/ Robert P. Demchak Robert P. Demchak Executive Vice President, General Counsel & Corporate Secretary

Date: April 15, 2020     Washington Prime Group, L.P.

(Registrant)

By: Washington Prime Group Inc.,

its sole general partner

By: /s/ Robert P. Demchak

Robert P. Demchak

Executive Vice President,

General Counsel & Corporate

Secretary